Exhibit 10.13

                           TRANSLATION FROM THE HEBREW
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                          Agreement of Commercial Lease

                    Made and signed in Netanya on the 6.03.00

                  Between: Am-Ram Pituah Drom Netanya (South Netanya
                           Development) Ltd
                           Private Company No. 510939359
                           Of 1 Hatsoran St., Netanya
                           (Hereinafter to be called : "Lessor")

              And Between: Comtouch Software Ltd.
                           Public Company 52-004418-1
                           Of 1 Hatsoran St., Netanya
                           (Hereinafter to be called : "Lessee")


Whereas Lessor has founded and built a commercial center on plots 4 and 5 as defined in the City Plan GT/554, parcel 90 (part) of block 7934 in the "Nordau" industrial area of Netanya, to be used for commerce, craft and other businesses (hereinafter "the Plot" and "the Project" respectively)

And Whereas    The Project,  amongst others, includes the building marked yellow and defined as "Building B" in the attached plan, identified by the parties' signatures (hereinafter "the Building")

And Whereas    Lessor  has  signed   Lease   Contracts   with  the  Israel  Land
               Administration, copies of which are attached to this agreement and identified by the parties' signatures. By virtue of these Lease Contracts and Development Contract signed prior to that Lessor was authorized to build the building and the leased premises to register the lease in his name or in the name of whomever he designates

And Whereas    Lessor has the lease right of the  building and he is entitled to rent the leased premises as defined hereafter subject the instructions of this agreement



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                                       2

And Whereas    Amongst  other  parts of the  building  the company has built the unit painted blue on the second floor, and defined by a thick frame in the plan which constitutes Appendix "A" to this agreement and is identified by signatures of Lessor and Lessee, (hereinafter: "the Leased Premises")

And Whereas    It is agreed  that the Leased  Premises'  net size is about 2,400
               sq.m., to which size 15% will be added for use of public areas.

And Whereas    It is agreed that  Lessee has the option to  increase  the leased area as detailed hereunder in the agreement

And Whereas    Lessee wishes to lease the premises through a lease, which is not subject to the Law for the Defense of Tenants during the lease period for the purpose and subject to, instructions defined in this agreement

And Whereas    Lessee  declares  and  undertakes  that before  signature of this agreement and has perused the plans of the Leased Premises, he knows the location of the Building, the Leases Premises and their environs, and the possibilities of use of the Rented Premises

And Whereas    Lessor  declares  that  according  to  the  City  Building  Plans applying to the plot there is no hindrance  for use of the Leased
               Premises for the purpose stated in this agreement.


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                                       3

                   The Parties therefore undertake as follows:

                                   1. General

1.1 The preamble to this agreement constitutes an integral part of the agreement. All appearing therein is agreed to by the parties and obligates them for any purpose.

1.2      Lessor declares that:

         1.2.1 He is the Lessee of the Lease Property as detailed in the preamble to this agreement and that Lessor's rights in the Leased Premises are free of any third party rights, which might prevent its lease to Lessee.

         1.2.2    The Project and the Building have been built according to law.

         1.2.3 No demolition order and/or prohibition order has been issued for the building and the Leased Premises, and to the best of Lessor's' knowledge no competent authority has cause to ask for such an order.

         1.2.4 There is no legal or contractual obstacle to lease the Leased Premises to Lessee subject to instructions of this agreement.

         1.2.5 There is no legal obstacle to use the Leased Premises for the purpose of Lessee's business and to the use set out in this agreement.

1.3 Lessor hereby undertakes to lease the Leased Premises to Lessee for a lease period set out hereunder, for the lease purpose set out hereunder and for that purpose only, and on a prerequisite condition that Lessee fulfill all his undertakings deriving from this agreement.

1.4 Except for his undertaking to pay rent according to this agreement and to participate in maintenance and management expenses of the public parts and installations in the



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         building as set out in this  agreement,  Lessee declares and undertakes that he has not paid, nor has he promised to pay any payment or remuneration or other benefit concerning the Leased Premises or the lease, or taking over possession or use of the Leased Premises.

1.5 Lessee declares and undertakes that he has not given, nor has he undertaken to give Lessor any key month, and Lessee will not claim for incidence of the Law for Defense of Tenants on his possession of the Leased Premises.

1.6 It is agreed by the parties that tenancy according to this agreement is for the Leased Premises only, and Lessee has no right of possession or use or other benefit in any other part of the building except for the Leased Premises itself, and except for joint use of those parts and installations in the building which will be allotted by Lessor or by the management company to the use of all owners of units in the building, Lessee included.

         Lessor undertakes that the entrance to the building and the elevators will in any case remain public areas, will not be attached to any Lessees whatsoever and will not be used for any but public use, all this subject to the said in paragraph 1.18 hereunder and in Appendix "B" to this agreement, including adjustment of the elevator for use with a key as stated in paragraph 2(g) in Appendix "B".

1.7 Lessee undertakes not to interfere in any way whatsoever in Lessor's actions in any part of the building or the plot, including building, demolition, change of purpose, sale, lease and transfer etc, subject only to the condition that the above mentioned does not apply to the area of the Leased Premises, will not in any way injure the Leased Premises or the way to it, and will not injure Lessee's reasonable use of the Leased Premises or Lessee's rights deriving from this agreement.



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                                       5

         Subject to the above mentioned, Lessee's objection to any of Lessor's act, plan or course of action in any part of the building and the plot except for the Leased Premises - will be considered a fundamental breach of this agreement.

1.8 An option is hereby granted to Lessee to increase the size of the Leased Premises through inclusion of the area painted yellow in the plant attached as Appendix "A" on the floor under the Leased Premises. The size of the additional area including 15% for use or public areas is about 1700 sq.m. (hereinafter : "Optional Area").

1.9 The option will be realized by a written notice to be delivered to Lessor as follows:

         a. For 1100 sq.m. out of the Optional Area within the first 12 lease months.

         b. For the additional 600 sq.m. out of the Optional Area within the first 18 lease months.

1.10     Cancelled.

1.11 Should the option be realized as mentioned above, the Optional Area will be put at Lessee's disposal within 4 months from receipt of notice on realization of the option.

1.12 The Leased Premises will be enlarged according for any purpose connected to this agreement and to the management agreement from the date the Optional Area is put at Lessee's disposal, and the Leased Premises will be considered to include the Optional Area for any purpose whatsoever.

1.13 To avoid doubt, it is hereby clarified that all instruction of this lease agreement will apply to the area which will be added as mentioned above to the original Leased Premises beginning on the day of addition, including finishing which Lessor undertook for the original area.



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                                       6

1.14 Lessor undertakes to allot the area painted green on the roof of the Leased Premises for Lessee's and his employees' sole use, and to build a structure on that area which will include outside walls and roof as an envelope only (without flooring and any finishing work), (hereinafter: "the Additional Structure").

         Lessor will do everything needed to obtain a building permit for the Additional Structure, however, should such permit not be granted, Lessor will allot an area of the Additional Structure's size in another part of the building, as near as possible to the Leased Premises to Lessee, and everything agreed to concerning the Additional Structure will apply to this area.

         Cost of the Additional Structure as mentioned above will be included in the $375 per sq.m. "Budget for Adjustment Work" as detailed in this agreement hereunder.

           The area of the Additional Structure will, for any purpose, including payment of rent, management fees and taxes, is considered a part of the Leased Premises. However, no percentage for use of the public areas will be added to its net area (including width of walls).

1.15 Lessee undertakes to keep the Additional Structure and the way leading to it clean and to take care that use of the Additional Structure will not become a nuisance to the holders of other units in the building.

1.16 All conditions of lease in this agreement will also apply to the Additional Structure. However, rent for the Additional Structure will be computed at $8 (eight dollars) per sq.m. per month with the addition of VAT.

1.17 Lessee will not build an additional floor of the roof of the Leased Premises unless he has obtained a written agreement from Lessor.
         However, Lessee will not object to building of an additional floor except for logical reasons concerning use of the Leased Premises for the lease purposes.



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                                       7

         In any case, no additional floor as mentioned above will be built during the first 10 years of lease.

1.18 In addition to the Optional Area, Lessee is hereby granted the option to add the area of the access ways leading to the Leased Premises and marked by diagonal lines on the plan which constitutes Appendix "A" (hereinafter: "The Entrance Ways") to the Leased Premises.

         Realization of this option will be made by written notice from Lessee to Lessor, given within 6 months from the date of signature of this agreement.

         Should this option be realized, the area of the Leased Premises will for any purpose be computed to include one half of the Entrance Ways area.

         In order to avoid doubt, no percentage for use of public areas will be added for the addition of this area.

1.19 In order to avoid doubt, it is clarified that no part of the Lease Premises shall be used as an escape route or a public corridor for any other company, entity or person.


                         2. Use of the Leased Premises

2.1 Subject to the condition that the Leased Premises are built as per Appendix "B", Lessee declares and undertakes that the Leased Premises are certainly suitable for the lease purpose and he hereby absolutely and irrevocable waives any claim for unsuitability of the Leased Premises, except for a hidden unsuitability.

2.2 Lessee will not have the right to make any changes of building, demolition, renovation, painting, covering areas or decorating the Leased Premises except by prior written permission from Lessor. Lessor will not refuse unless he has logical



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                                       8

         reasons. If plans for performance on acts detailed in this paragraph have been submitted to Lessor, Lessor will confirm the plans or submit his remarks within 14 days from the date of receipt of plans. Should Lessor not submit his approval or remarks within the above mentioned time, Lessee's plans will be deemed to be approved and Lessee will be entitled to execute them.

         Lessee will have the right to leave said works on the Leased Premises at the end of the lease period.

2.3 Lessor will approve performance of work by Lessee which are needed to adjust the Lease Premises to the Lease Purpose, subject only that Lessee submit engineering plans and specifications for performance of adjustment work to Lessor and that Lessor finds that no damage will result to the building or the project or to other units in the building.

2.4 Subject to prior written confirmation from the project's architect concerning the size, form and placement, Lessee will have the right to hang or to paint or mark in any other way signs and messages on the Lease Premises and other parts of the building.

         In as much as it will constitute damage or an esthetic flaw to the Leased Premises, Lessor undertakes not to permit the placement of signs on the roof of the building by any body that is not a tenant in the building or its owner.

2.5 Any approval from Lessor for execution of adjustment works or signs in the Lease Premises are subject to a prior condition that these works (including signs) be performed according to law by approved skilled professionals, and without causing disturbance, to the owners of other units in the projects or to the public coming to the project over and above what is necessary to professional and responsible execution of such work.



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2.6      Sole full  responsibility for any damage caused by performance of works
         Lessee was permitted to execute shall be borne by Lessee only, and the permission granted him by Lessor shall not be deemed to place any responsibility whatsoever to Lessee or any third party, including any authority, in connection with execution of these works on Lessor.

         Sole full responsibility for any damage caused by execution of works by Lessor will be borne be Lessor and no responsibility whatsoever towards Lessee or any third party, including any authority, in connection with execution of these works will be placed on Lessor.

2.7 Lessee undertakes to compensate Lessor for any claim or expense for which Lessor will be charged because of, or as a result of, execution of work on the Leased Premises by Lessee or by whomever performs such works as Lessee's representative or his approval.

         Lessor undertakes to compensate Lessee for any claim or expense for which Lessee will be charged because of or as a result of execution of work on the Leased Premises or in the building by Lessor or by whomever performs such works as Lessee's representative or his approval.

2.8 It is hereby explicitly declared and clarified, and constitutes a main and basic instruction of this agreement, that any works executed by Lessee on the Leased Premises for adjustment of the Lease Premises to the lease purpose, Lessor has not interest or gratification because of their performance, and these works are performed for the good of Lessee only, for his purposes and benefit.

         Any permission granted by Lessor for execution of such works on the Leased Premises will not be deemed to be an order to execution of these works by Lessor.



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2.9      As far as not  explicitly  set our in this  agreement,  the  Management
         Company will have all powers and authority granted by the agreement to Lessor, and approval by the Management Company or its refusal to confirm any matter given to Lessor to decide will be deemed as approval or refusal by Lessor himself.

2.10 Lessee undertakes to utterly avoid placing materials, tools, goods, equipment and other property in any place within the project (except in the Leased Premises themselves), including courtyards in the project, its warehouses and approached, unless priorly coordinated with Lessor and with his permission.

2.11 Lessee undertakes to keep the Leased Premises and other parts of the project clean, and to remove immediately any property placed by his clients or suppliers or his assigns in any part of the project, which is outside the Leased Premises.


                               3. The Lease Period

3.1 The Leased Premises will be handed over to Lessee fully and finally finished (according to Appendix "B") with all its installations fully functional not later than 60 days from the date Lessee transfers final approved plans for execution of inner partitions of the Leased Premises and for the work Lessor has undertaken to perform according to the above mentioned Appendix "B".

         However, not withstanding the above mentioned, "The Time of Transfer of Possession" for the purpose of the Lease Period and dates of payment by Lessee according to this agreement is the 1.3.2000.

         The Leased Period for the Leased Premises will be 10 years beginning from the date of transfer of Possession (hereinafter: "The Lease Period").

         Notwithstanding the above mentioned, Lessee will be entitled to bring this agreement to an end at any time after the first 3 years of the Lease Period, subject only that he



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                                       11

         sends a prior written notice 6 months in advance. This period will, for every purpose, be considered as the date of completion of the Lease Period.

         Without derogating from the above mentioned, Lessor undertakes to continue and put an provisional building conforming to specifications attached hereto as Appendix "D" until the date of actual transfer of the Leased Premises to Lessee.

         Lessee will be exempt from payment of rent only for the use of the provisional building until the 31.12.99, and beginning on the 1.1.2000 until its vacation by Lessee, and subject to instruction in paragraph
         3.6 hereunder, Lessee shall pay rent as if the provisional building were a part of the Leased Premises.

         In order to avoid doubt, it is hereby clarified that during the period of use of the provisional building as mentioned above, Lessee will bear all maintenance debts for the provisional building, including municipal and other taxes, use of electricity, water and management expenses.

3.2 At the end of the Lease Period Lessee will vacate any person and object from the Leased Premises and return possession of the Leased Premises to Lessor clean, whole in working order and suitable for full commercial use except for depreciation deriving from reasonable use.

3.3 In order to prevent doubt it is hereby clarified that everything installed or built into the Leased Premises or connected to any of its parts constitutes an integral part thereof and Lessee is not entitled to dismantle or remove it from the Leased Premises or to change it in any way during the Lease Period or at its completion.

         Lessee   will  be  entitled  to   dismantle   and  remove   changes  or
         installations performed by Lessee on the Leased Premises, whose dismantlement or removal cannot hurt the Lease Premises.



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3.4      At the time of vacation of the Leased  Premises and their return to the possession of Lessor, and as an integral part of fulfillment of Lessee's undertakings concerning the return of the Leased Premises to Lessor, Lessee will hand Lessor written confirmations from the Local Authority, the Electricity Company, the Gas Company (if a gas outlet is installed on the Leased Premises) and the Telephone Company that all payments for the Leased Premises until the date of its actual vacation by Lessee, or the end of the Lease Period - the later of the two - have been fully settled, all this except for debts incurred for the period before beginning of the Lease Period.

3.5 Irrevocable authorization and consent is hereby given to Lessor to actually enter the Leased Premises without recourse to court, and take over sole possession, or grant possession of the Leased Premises to a third party and actually prevent Lessee in any way from reentering the Leased Premises at any time after completion of the Lease Period.

3.6 Not withstanding the instructions in paragraph 3.1 above, it is agreed that Lessee will be exempt from payment of rent for the provisional building from the date on which Lessee hands Lessor all plans required for execution of adjustment works and until completion of the above work provided no delay in execution of the adjustment work is caused by Lessee.


                            4. Purpose of the Lease

4.1 The purpose of the lease is use of the Leased Premises and production, research and development rooms, offices and show and storage rooms for Lessee's field of activity in the electronics and computer branch (hereinafter in this agreement: "The Lease Purpose").

         Lessee  will  not be  entitled  to make  any  other  use of the  Leased
         Premises.



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                                       13

4.2 Any change in the Lease Purpose requires prior written approval from Lessor. However, Lessor will not refuse a request for change of the Lease Purpose unless he has logical reasons.

4.3 A breach of the above mentioned by Lessee will be considered a fundamental breach of this agreement.

4.4 Lessor undertakes that as a result of use of its parts the project's character will not change essentially from its character on the date of signature of this agreement. No heavy industry will be included in the project and the use of the commercial floor in the part of the building in which the Leased Premises are situated will be given over to quiet non polluting businesses.


                   5. Transfer of Lease of the Leased Premises

5.1 The lease of the Leased Premises and all other Lessee's right deriving from this agreement are personal for Lessee only, and Lessee does not have the right to transfer or assign them, fully or partially, to any other party except with prior written agreement from Lessor. However. Lessor will not refuse a transfer unless he has logical and relevant reasons, including identity of transferee.

         In order to prevent doubt it is clarified that Lessee is not entitled to sub lease the Leased Premised or any part thereof to any third party, nor is he entitled to let any party participate in the lease or use or enjoyment of the Leased Property during any part of the Lease Period.

         In spite of the instructions above, Lessee will be entitled to sub lease parts of the Leased Property subject to the condition that the identity of the sub-Lessee is approved by Lessor in advance, and to the condition that the wording of the agreement on the sub-lease is presented to Lessor at least 7 days before its signature and Lessor confirms its concurrence to this agreement.



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                                       14

         Lessor will not object the identity of proposed sub-Lessees unless he has logical reasons, and subject only to the fact that from the point of view of their activity and the sub-lease purpose, the sub-lessees will be essentially similar to Lessee and to his Lease Purpose according to this agreement.

         The Lease Purpose of the sub-lease will not be limited to activities in the field of electronics and computers only.

         In any case, Lessee will have the right to grant a sub-lease or transfer his rights deriving from this agreement to any of Lessee's subsidiaries or a company otherwise connected to Lessee, subject only to the fact that Lessee's responsibilities to Lessor in connection with this agreement shall not be lessened and will no be limited by any sub-lease.

5.2      It is  agreed  by the  partners  that,  appointment  of an  interim  or permanent receiver, or trustee, or court appointed manager or liquidator for most of Lessee's assets, or for his assets or business on the Lease Premises, or in case of an interim or permanent attachment of Lessee's right to the Leased Premises or the above mentioned assets, will be deemed to be a cessation of the lease by Lessee before end of the Lease Period according to this agreement beginning on the 90th day after an occurrence enumerated above, unless the above mentioned attachment of appointment have been cancelled within that period.


                         6. Rent and Management Expenses

6.1 As remuneration for lease rights deriving from this agreement Lessee will pay Lessor monthly rent as detailed hereunder (hereinafter: "the Rent").

         6.1.1 During the Lease Period Lessee will pay a monthly rent of $ 10 (ten US dollars for every square meter of the Leased Premises area. This sum is to



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                                       15

                  be computed in Shequel according to the representative rate of exchange on the beginning day of the Lease Period, with linkage to the General Cost of Living Index (including vegetables and fruit), the basis index being the last index known on the day beginning the Lease period and the new index being the last index known on the date of each payment.

         6.1.2 Rent will be paid every month at the beginning of the month and in advance for said month. However, at the time of signature of this agreement, Lessee pays rent for the first three months of the Lease.

         6.1.3 The above mentioned rent computed for the end of the third year of lease will be increased by 1.5% (one and one half percent) at the beginning of each year of lease beginning from the fourth year over and above the rent which would have been paid unless raised as per this instruction.

         6.1.4 Legal VAT will be added to each one of the above rent payments. On the date of payment of rent a fore-dated check for the date of payment of VAT by Lessor, equal to the amount of VAT, shall be handed to Lessor together with the rent against a receipt of a legal invoice.

         6.1.5 Lessee undertakes to pay full rent according to this agreement for the entire Lease Period, even in the case the Lease of the Leased Premises is brought to an end by Lessee at any time before end of the Lease Period as deriving from this agreement for reasons not connected with Lessor only or due to circumstances in Lessor's control. Such rent will be paid even if Lessee vacates the Leased Premises before the end of the Lease period. Instructions concerning breach of agreement by Lessee will apply to cancellation of this agreement.



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                                       16

                  If the Lessor succeeds in leasing the Leased Premises during the above-mentioned period, rent collected by Lessor shall be decreased after deduction of expenses to be paid by Lessee according to this paragraph.

6.2 Subject to conditions of the management agreement, Lessee will pay to Lessor or the Management Company, during the entire Lease Period, in addition to rent all payments, taxes, levies, municipal taxes, and participation fees which will apply for the use and possession of the Leased Premises as an autonomous unit or as a proportional part of the building if and as far as they cannot be directly related by the management company to the Leased Premises, or for the use or management of business on the Leased Premises (hereinafter: "Obligatory Payments").

         Taxes, levies and other obligatory payments levied on the Leased Premises for ownership, as against the use, of the Leased Premises will be paid by Lessor, including property tax, sewage and canalization levies, improvement levy, development expenses, permanent lease and or agreement fees to the Israel Land Administration etc.

         Taxes, levies and other obligatory payments for the Leased Premises levied on Lessee according to law, and which Lessor is not obliged to pay according to this agreement will be born by Lessee.

         Lessor undertakes to address the Municipality of Netanya concerning a reduction of at least 25% of usual taxes.

         Subject to fulfillment of Lessor's above undertaking, Lessor is not responsible for obtaining the above, or any other reduction.

6.3 Lessee undertakes to pay the obligatory payments at their legal time of payment or at the time required by creditor.

           Lessee is entitled to advance any payment and will also be entitled to exhaust any right of appeal for any charge.

6.4 During the entire Lease Period, Lessee will pay the payments required for the Leased Premises by the management company according to the management agreement attached hereto, as well as for telephone, water, electricity if and as far as they are supplied to the Leased Premises.

6.5 The parties determine and condition that a delay of any of the payments deriving from chapter 6 in this agreement will be considered a fundamental breach of this agreement unless paid within 14 days from the date Lessee received a written notice concerning non-payment.

6.6 Lessee undertakes to fulfill all his obligations and undertakings deriving from the management agreement attached as an Appendix (not attached) to the Lease Agreement, and it is agreed that breach of the management agreement by Lessee be considered as a breach of the Lease Agreement.


                       7. Insurance of the Leased Premises

7.1 Lessee undertakes to insure his activities on the Leased Premises and their contents at least against fire, water damage including flood and rains, earthquakes, burglary, rioting and malicious damage.

7.2 Lessee undertakes to insure himself and his business on the Leased Premises against Employer's Liability which will include his entire liabilities towards his deriving from the Law of Torts, as well and insurance for responsibility towards a third party for his obligation to a third party, including his clients, guests persons invited by him and employees of Lessor and the management company.

7.3 As a prior condition to taking over possession of the Lease Premises, Lessee will purchase the insurance policy suitable for his above mentioned obligations, and will give Lessor a confirmation from the insurer that insurances deriving from this agreement have been purchased.

7.4 Lessee undertakes to fulfill all conditions of the above-mentioned insurance policies and take any action needed for their full validity during the entire Lease Period.

7.5 Lessee will cause that in any policy purchased, as per above, subrogation rights for Lessor, the Management Company, their employees, assigns and managers be explicitly waived.

7.6 Lessor undertakes to insure the building in his name and in the names of all holders of the units in the building against all risks (direct or indirect) for Employers' Liability which will include his full obligations towards his employees according to the law of torts, as well as third party liability for his liability towards any third party, including his clients, guests, visitors and employees of the Management Company.


                             8. Licenses and Permits

8.1 Lessee only will be responsible for and undertakes to obtain any license and approval required by any law for management of his business on the Leased Premises.

         It is hereby explicitly agreed and conditioned that Lessees' failure to obtain any license or permit or authorization as mentioned above will not release Lessee from fulfillment of all his obligations deriving from this agreement, including payment of rent and obligatory payments, unless failure to obtain the license or permit of authorization are caused by the way the project or the premises were built, or by non-compliance with the destination of the land with the purpose of the lease, or by any reasons which are under Lessor's control.

8.2 Lessee undertakes to manage his business on the Leased Premises as required by the instructions of any relevant law, and to avoid any deed or neglect which might cause a claim or argument or court case or administrative procedure against Lessor or the Management Company due to illegal management of Lessee's business.

8.3 Any fine and/or improvement levy and/or deviant use payment and/or any payment imposed upon the Leased Premises or deviant use of the Leased Premises, or its non-compliance with the Town Building Plan will be born by Lessor, subject only to the fact that Lessee does not change his lease purposes as stated in the agreement.


                       9. Safeguarding the Leased Premises

9.1 Lessee undertakes to avoid causing any damage to the Leased Premises or to any other part of the building or the project, and to strictly observe that use of the Leased Premises and any other part of the project Lessee is entitled to use by way of his lease of the Leased Premises is reasonable and cautious.

9.2 Lessee will immediately and professionally repair, at his own expense, any breakdown and damage caused to the Leased Premises or to any part thereof because of the Leased Premises and will inform Lessor immediately of any damage caused or discovered in the Leased Premises during the entire lease period.

9.3 After coordinating with Lessee, Lessor and the Management Company are entitled to enter the Leased Premises at any time the Leased Premises are open for business and check their condition and fulfillment of Lessee's obligations deriving from this agreement.

         Lessor or the Management Company will enter the Leased Premises in the presence of Lessee or his assign.

         In case of emergency Lessor and the Management Company may enter the Leased Premises as required by circumstances and report to Lessee as soon as possible.


                            10. Breaches and Remedies

10.1 Any delay of a payment required by this agreement, including part of any amount which has not been fully paid, will obligate the delaying party to pay the highest percentage of interest for arrears which would in the same circumstances be required by the Bank Leumi Leisrael if the amount in arrears were a deviation of credit.

10.2 Without derogating from any right to relief Lessor might have due to breach of this agreement by Lessee, Lessee shall bear all expenses, payment and responsibility for the Leased Premises as if the lease period had not been completed as long as the Leased Premises are not vacated of any person or Lessee's belonging, or connected to Lessee, and as long as Lessee has not transferred the keys to the Leased Premises to Lessor.

10.3 No party shall be obliged to realize as soon as possible or at all any of his rights for relief and remedy accruing to him out of this agreement or its breach, and avoidance or delay in use or realization of any right or relief or remedy will not be construed as a waiver by the injured party of any right or relief or remedy as mentioned above.

10.4 In case of breach of any of the obligations deriving from this agreement by any party, the injured party will not be entitled to realize any remedy until delivery of a notice to the breaching party giving 14 days' grace for remedying the breach, unless under the specific circumstances a shorter notice is required.

                                  11. Notices

Any notice in connection with this agreement of the lease will be given in writing, delivered by hand or by registered mail with confirmation of receipt to the parties' addresses as appearing at the head of this agreement.

Any notice sent by registered mail as mentioned above shall be deemed to have been received by addressee 72 hours after delivery to the post office. A Notice delivered by hand will be deemed received after 24 hours from the time of actual delivery.


                                  12. Evidence

No claim shall be heard and no evidence will be brought concerning change of a condition or undertaking or promise stated in the agreement unless it is proven by a written document signed by whomever the claim for change or waiver is directed.

Any promise, representation or undertaking given prior to the time of signature of this agreement are hereby null and void and they will not be valid unless, and as far as they are stated in this agreement.


                                   13. Parking

13.1 100 (one hundred) covered parking spaces will be allotted to Lessee for no additional payment during the Lease Period for his use and the use of his employees.

         These parking spaces will be situated as near as possible to elevators leading to the Leased Premises.

         If Lessee realized the option granted to him in paragraph 1.8 above, 25 additional parking spaces will be put at his disposal for no additional payment.

13.2 Nothing mentioned above can injure Lessee's right to use the covered and uncovered parking areas within the project in a way and conditions similar to the other Lessees in the project.

13.3 Parking spaces allotted to Lessee will be for his sole use, and during the opening hours of the Leased Premises parking in these spaces will not be allowed but to Lessor and his clients as mentioned above.

13.4 Lessee will not be required to pay any payment for tools handed to him for entrance to or making use of the parking spaces equal to the amount promised to him in this agreement for no additional payment.


                                  14. Sureties

14.1 Within 7 days from the date of signature of this agreement Lessee will deposit with Lessor a bank guarantee amounting to three months rent to ensure fulfillment of Lessee's undertakings according to this agreement, and as deriving from the Management Agreement. This guarantee will be renewed at the end of each additional year, and if not renewed Lessor shall have the right to realize it.

         Lessor undertakes to give Lessee a written notice 3 working days in advance before realizing the guarantee.

14.2 Upon return of the Lease Premises to Lessor and fulfillment of all Lessees undertakings according to this agreement, the guarantee will be returned to Lessee.

         Witness to which the parties have signed


                  (-)                                              (-)
         _______________________                         _______________________
                 Lessor                                           Lessee

                                  Appendix "A"

Map of Premises (not attached)

                                  Appendix "B"

1. Lessor undertakes to finance the work to be performed on the Leased Premises for its adjustment to the Purpose of the Lease according to specifications made by Lessee, at $ 375 including VAT (three hundred seventy five US dollars) at usual market prices, for each square meter of the Leased Premises (hereinafter:
"Adjustment Works Budget")

Lessor will pay those contractors, suppliers and other professionals who will perform the adjustment works up to the amount of the adjustment works budgeted according to invoices submitted by these professionals and approved for payment by Lessee.

Payment will be made according to market prices and a way usual for performance of work similar to the above adjustment works against a legal invoice.

Lessor will choose the operators to execute the works and inform Lessee of their identity. However, Lessee will be entitled to object to the identity of any of these operators, subject only that he explains his objection.

In any case Lessee will prefer operators performing work in the project.

2. In addition to the Adjustment Works Budget, Lessor will, at his expense, perform the following works on the Leased Premises:

         a.       Elevation  of  the  floor  according  to  Lessee's   architect
                  requirements, not as a floating floor.

         b. Installation of a generator to ensure emergency lighting and operation of computers.

         c. Opening of ceilings (skylights) according to architect's requirements.

         d. Preparation of a basketball court on the roof of the building, including two baskets and nets to mark the boundary of the court.

         e. Arrange privacy of use of the elevator leading to the Leased Premises by installation of a suitable key, which will enable limitation of opening the elevator on the Leased Premises' floor to holders of the key only.

3. Lessee will be entitled to enter the Leased Premises in order to perform adjustment works at any time after prior coordination with Lessor.

4. Lessee undertakes to insure performance of the adjustment works according to the Insurance Appendix attached hereto marked Appendix "B/1" (not attached).

5. In spite of the above mentioned, it is agreed that Lessee be entitled to perform parts of the adjustment works through contractors employed by him (hereinafter: "Lessee's Contractors")

Payment to Lessee's Contractors will be made out of the Adjustment Works Budget. However no relationship of client and contractor or employer and employee will exist between Lessee's Contractors and Lessor, and they will be deemed to be Lessee's assigns or employees or contractors only. Lessor will not have any responsibility towards Lessee or towards any third party because of performance of works by Lessee's Contractors.

6. Lessee will be entitled to elevate the floor of the Leased Premises at his expense by building a floating floor.

As far as the above-mentioned elevation of the floor saves on the cost of performing the elevation mentioned in paragraph 2(a) by Lessor - Lessee will be credited with the cost saved by Lessor.


                  (-)                                              (-)
         _______________________                         _______________________
                 Lessor                                           Lessee

                                  Appendix "C"

Management agreement (cleaning services etc.) - (not attached)

                                  Appendix "D"

A provisional building of 1200 sq.m. in the Netanya Business Center (including use of public areas in which the provisional building is situated.

Lessor will see to it at his expense that the provisional building is put at Lessee's disposal according to the following specification:

         Plaster wall according to architect's plans submitted to Lessor.

         2 Rav Bariah doors, Securit Glass entrance door.

         Venetian blinds for windows.

         Kitchen - 6 sq.m. built in cabinets upper - lower.

         2 coffee corners - in each one 2 sq.m. upper and lower cabinets.

         Marble or Keysar Stone surfaces as required by architect's plan in kitchen and coffee corners plus level 4 ceramics flooring according to architect's plan.

         Usable restrooms in two areas, including accessories.

         Installation of key or other mechanism in elevator leading to the building so that elevator doors open on the building's floor only by holders of keys.

         Full  air   conditioning   24  hours  per  day  including  back  up  in
         communications room.

         Electricity outlet in coordination with architect or Lessee's representative, complete electricity including connection to generator which will provide electricity for emergency lighting and operation of computers.

         Passive communications infrastructure in the entire space (preparation only) in coordination with the architect and constructor performing communications for Lessee.

         Lighting of not less than 500 Lux, Dark Light lighting fixtures including representative lighting according to architect's plan.

         Flooring and covering - Standard 2 Heavy Duty carpet, color to be chosen by architect.

         100 covered parking places.

         A secure room will be put at Lessee's disposal as a storeroom.

Lessee shall have the right to obtain the key to the provisional building and to enter it in order to perform works at any time whatsoever after coordination with Lessor after signature of the Lease agreement.

In spite of all the above mentioned it is clarified that the provisional building has indeed been given to Lessee for his use as deriving from the Lease agreement before signature of this agreement.


                  (-)                                              (-)
         _______________________                         _______________________
                 Lessor                                           Lessee